UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 24, 2008
EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-14365 (Commission File Number)	76-0568816 (I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On January 24, 2008, we are making a presentation to analysts that includes certain financial and operational information for 2007 and 2008. The webcast of the presentation may be accessed through our website at www.elpaso.com. A copy of the press release is attached as Exhibit 99.A and a copy of our slide presentation is attached as Exhibit 99.B. The attached exhibits are not filed, but are furnished to comply with Item 2.02 of Form 8-K.
Item 7.01 Regulation FD Disclosure.
     On January 24, 2008, we are making a presentation to analysts to provide a review of our financial and operational information for 2007 and our forecast for the year 2008. A copy of the press release is attached as Exhibit 99.A and a copy of our slide presentation is attached as Exhibit 99.B. The information disclosed in this Item 7.01, and the exhibits listed under Item 9.01 of this Current Report on Form 8-K, are being furnished solely to comply with Regulation FD.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description

99.A	Press Release dated January 24, 2008.
99.B	Slide Presentation dated January 24, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION

By:	/s/ John R. Sult John R. Sult
Senior Vice President and Controller
(Principal Accounting Officer)
Dated: January 24, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.A	Press Release dated January 24, 2008.
99.B	Slide Presentation dated January 24, 2008.